Summary Prospectus Supplement	December 30, 2020

Putnam Growth Opportunities Fund
Summary Prospectus dated November 30, 2020

Effective December 31, 2020, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017
Greg McCullough, Portfolio Manager, portfolio manager of the fund since 2019

Sub-advisor
Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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